Commitment Growth Leadership Safety Sustainability Solutions Driven ByEnergy Strength Team Service 2020 Wells Fargo Virtual Midstream and Utility Symposium December 8, 2020 Performance Community Value Chesapeake Utilities Corporation Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2019 Annual Report on Form 10-K, the Form 10-Q for the quarter ended September 30, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG D Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact: At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. For the third quarter and year-to-date we have provided estimates of the short-term impact of COVID-19. The Company is continuing to assess recoverability and to date has not established regulatory assets associated with the incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. As we gain further clarity on the future impacts caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance accordingly.

Financial Performance

Business Overview Diversified Energy Delivery Business Natural Gas Distribution Delaware, Maryland, Florida Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Marlin Mobile CNG and RNG Utility Services (Virtual Pipeline) Eight Flags Combined Heat & Power Eastern United States Regulated Energy Unregulated Energy 81% 19% Natural Gas Transportation Ohio Downstream 62% Midstream 38% Chesapeake Utilities Service Territories FPU Propane Aspire Propane Recent Acquisitions Complement Internal Growth On the Delmarva Peninsula and in Florida Marlin Elkton Ohl and Boulden Western Natural Gas

Driven by Energy. Delivering Energy. Financial Discipline Driving Growth and Performance Five Year Performance thru September 30, 2020 Cap Ex/Total Capitalization EPS Growth Dividend Growth Earnings Retention Return on Equity Annual Shareholder Return 20.9% 8.7% 8.9% 57.5% 11.6% 11.7%

Growth in Earnings Drives Dividends Growth For Periods Ended December 31st Basic GAAP Earnings per Share Annualized Dividends We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers. Sixty Consecutive Years of Dividend Payments!! 7.2% Ten Year Growth 10.6% Ten Year Growth

Return on Equity Chesapeake ROE Consistently Exceeds the Peer Median and 75th Percentile * 10-Year Peer 75th Percentile – 10.08% * 10-Year Peer Median – 8.86% 1 Year 3 Year 5 Year 10 Year CPK 12.01% 11.89% 11.84% 11.83% Peer Median 8.90% 10.04% 8.59% 8.86% Peer 75th Percentile 10.44% 10.63% 10.32% 10.08% Return on Equity For the periods ending December 31, 2019 * Normal Comparative Peer Group

Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Total Shareholder Return Increased Performance is Driving Increased Value

9 Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Financial Metrics Performance Increased Performance is Driving Increased Value Source: Bloomberg Note: NJR performance as of 9/30/20 not yet posted in Bloomberg

Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Market Capitalization Increased Performance is Driving Increased Value

Strategic Vision

Our Corporate Culture Our successful track record of performance is driven by the entrepreneurial spirit of our employees as we consistently deliver safe, secure, reliable and efficient services and energy solutions that are economically smart. Engaged employees contributing every day Focused on creative customer driven energy solutions Collaborative relations with Utility PSC Regulators to best serve communities Strategic thinking to develop growth projects Investing in our future with financial discipline to achieve long-term results Provide consistent above average returns to our investors Sound corporate governance principles and high standards of ethical conduct A diverse and high-performance workforce to lead and contribute Conduct business with environmental responsibility

ESG Stewardship We are a responsible company that promotes integrity, accountability and reliability, with the safety of those we serve as our highest priority. The key to our success is our strong culture that fully engages all of our team members across the organization. Our Equity, Diversity and Inclusion Council promotes our culture -- everyone matters, every day. Our Employee Resource Groups celebrate, honor and share the unique experiences among our team members and create a forum for collaboration and innovation that contributes to our strategic growth. We are committed to providing safe, reliable, sustainable and efficient energy solutions to customers. Our corporate governance is the foundation of our processes and our decision-making throughout the Company, beginning with our Board of Directors and extending to every employee. We continue to cultivate the Chesapeake Utilities’ sustainability story.

CHESAPEAKE UTILITIES CORPORATION

ESG At Our Core

CHESAPEAKE UTILITIES NAMED TOP WORKPLACE FOR NINTH CONSECUTIVE YEAR

Each employee at Chesapeake Utilities is a valued member of our team, bringing diverse and inclusive perspectives to help achieve our goals. The Company continues to promote the growth and development of its employees, including the strategic thinking and creative energy that are integral to our success. We are honored to work alongside our employees who continue to rise to the occasion, evident even more throughout our Company's COVID-19 pandemic response.


OPERATION
GRATITUDE
★★★★★
Engage with Chesapeake Utilities

- World Mental Health Day 2020
- Energy Efficiency Day 2020
- Women in Energy
- Safety Practices and Security Tips
- #GASisKey...and so are you.

NEW OHIO-BASED RENEWABLE FUEL PROJECT AIMS TO CAPTURE THE EQUIVALENT OF NEARLY 50K TONS OF CARBON TO DISPLACE DIESEL AND FUEL 725 BIOFUEL TRUCKS

Fortistar, Rumpke Waste & Recycling and Chesapeake Utilities Corporation Announce $33 Million Project to Address Global Climate Change. The project will extract and capture waste methane from the Noble Road landfill in Ohio and transform it into Renewable Natural Gas.

CHESAPEAKE UTILITIES CORPORATION PARTNERS WITH ATLANTA GAS LIGHT TO BUILD CNG FILLING STATION AT PORT OF SAVANNAH

The station aligns with our ongoing commitment to environmental responsibility by supplying clean-burning natural gas to fuel vehicles and making it available to customers with limited access to natural gas. CNG-powered vehicles produce lower emissions than gasoline and diesel vehicles, reducing greenhouse gas emissions by up to 30%, and nitrogen oxide emissions by 85%.

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Culture of Sustainability Conservation program to help customers reduce energy costs and receive energy-saving products and programs Modern pipeline infrastructure with zero miles of cast iron Invested $144 million in Gas Reliability and Infrastructure Project Own and operate Eight Flags, one of the most energy efficient combined heat and power plants (CHP) which displaced reliance on coal Own a virtual pipeline, Marlin Gas Service, providing energy solutions to customers across the nation Community Gas Systems, an efficient community-based underground infrastructure Alternative energy vehicles and fueling stations (e.g., AutoGas and CNG) We have successfully replaced millions of gallons of No. 2, 4 and 6 fuel oil  LNG and RNG opportunities 15 Our businesses embrace the Company’s culture of sustainability where progress creates value.

Strategic Plan 2021 – 2025 Platforms for Growth 1. Optimize the earnings growth in our existing business Pursue organic growth, territory expansions, and new products and services, as well drive increased opportunities for collaboration and efficiencies 2. Pursue interstate and intrastate transmission projects Growth opportunities across Delmarva, Florida and Ohio 3. Expand Marlin Gas Services fuel transport business Expand services to include LNG and RNG, methane capture, geographic expansion 4. Further expansion of our propane business Strategic acquisition opportunities, additional start-ups, expanded service offerings like AutoGas, etc. 5. Renewable Natural Gas (RNG) production projects Investing in gas processing equipment Distributed though Marlin and Pipelines

Chesapeake Utilities
2020 – 2022 Strategic Growth Initiatives



Western Palm Beach County
Del-Mar Energy Pathway
Auburndale
Callahan
Guernsey Power Plant
NW Florida Expansion
ESNG 2017 Expansion
Develop new transmission infrastructure projects
Earnings Per Share Growth
Regulatory Engagement
Hurricane Michael
Elkton Gas
CNG Conversions
COVID-19 Response
DNG and FPU gas organic growth
Expand Marlin CNG delivery
Above Industry Average Growth
Preferred Demand by Customers and Communities
New Markets
Return on Equity
Total Shareholder Return
Dividend Growth
Core business
Port of Savannah CNG Station
Virtual Pipeline for expansions
Elkton Gas acquisition
RNG and LNG transport services and RNG processing
LDC Growth
MD Expansion
Adjacent to Existing LDC
Added 7,000 Customers
Growth Opportunities
Propane business growth via acquisitions, start-ups and AutoGas
Disciplined Capital Investment
Combined Heat and Power Projects
Bioenergy Devco
CleanBay
Fortistar & Rumpke Waste & Recycling
Ohl
Boulden
Western Natural Gas
West Point, VA Territory/Other Start-ups
AutoGas Growth
Eight Flags
Amelia Island, FL

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CHESAPEAKE UTILITIES CORPORATION

Recent and Current Business Expansions

Business Development Continues to Identify New Opportunities

Recently Completed

- Northwest Florida Expansion
- ESNG 2017 System Expansion Project (Delmarva Peninsula)
- Boulden Acquisition Propane
- Auburndale (FL) Pipeline
- Elkton Gas Acquisition LDC
- Callahan (FL) Pipeline
- Western Natural Gas Propane Acquisition

Projects Underway

- Del-Mar Energy Pathway Expansion (new county in MD) Full Service Q4 2021
- West Palm Beach County Expansion (FL) Full Service Q2 2021
- Bioenergy Devco Delaware RNG Transport
- Guernsey Pipeline Expansion (Ohio) Partial Service Q4 2021
- CleanBay Maryland RNG Transport
- Fortistar RNG Project (Ohio)

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Key Expansion Projects Pipeline Growth Project Capital Investment Fully In-Service Annual Gross Margin Estimate West Palm Beach County Del-Mar Energy Pathway Auburndale Project Callahan Pipeline Guernsey Power Station ESNG 2017 Pipeline Expansion 2021 Second Quarter $5.0 million 2021 Fourth Quarter $5.1 million 2020 First Quarter $0.7 million 2020 Second Quarter $6.4 million 2021 Fourth Quarter $1.5 million $3.0 million $49.3 million $24.6 million $33.5 million CPK 50% 2019 Third Quarter $13.2 million $5.2 million $145.2 million Northwest Florida $45.1 million 2018 Second Quarter $6.5 million

Renewable Natural Gas Waste products are converted to Biogas in an anaerobic digester. The raw Biogas does not meet gas pipeline quality standards. An upgrading (clean-up) process, similar to the gas processing CPK currently operates in Ohio, is required to produce Biomethane, typically referred to as Renewable Natural Gas (RNG) prior to pipeline injection. 20

CPK's Renewable Natural Gas Proposition
Presents Multiple Investment Opportunities

CPK RNG Initiatives:
Bioenergy DevCo - Poultry Waste
CleanBay Renewables – Chicken Litter
Fortistar - Waste Recycling

	Marlin Gas Transport	Transmission Operations	Distribution Operations
Investment Opportunity	Additional transportation equipment to support growing opportunity	Interstate pipeline interconnects for receipt of renewable natural gas	Potential investment in gas processing equipment which we will seek to include in rate base
Regulatory Actions	Unregulated Gas Transport	Tariff changes made by ESNG to accept this pipeline quality gas. PPC filing to be done in the future.	No tariff changes initially; will be part of the PGA
Long-term Value	Multi-year contracts to transport gas to pipeline systems	Multi-year contracts for receipt of gas into system and delivery into distribution system.	Multi-year contracts for processing and receipt of gas into distribution system.

- ***As a result of the Bioenergy DevCo ., CleanBay and Fortistar projects, the Company expects to generate $1.0 million in incremental margin in 2021 from renewable gas transportation.***
- ***These projects provide the opportunity for the Company to utilize renewable natural gas, and play an active role in the clean-up of poultry waste as well support the sustainability of agribusiness on Delmarva.***
- ***There are numerous profitable investment opportunities across the CPK value chain as we play a key role in ensuring a sustainable future for our local communities.***

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Major Projects and Initiatives Gross Margin Contributions New Gross Margin Initiatives

Capital Expenditures Forecast UPDATED Estimate for 2020 The Company's capital expenditures were $143.9 million for the nine months ended September 30, 2020. We will continue to update this forecast as we move through the year, including any unexpected capital delays resulting from COVID-19. Increased low range forecast for 2020 from $185 million to $195 million in November.

Capital Investment Guidance Continued Record Investment in Our Business to Drive Growth Target Cap Exp. 2018 – 2022 : Up to $1 billion $303,153 $250,000 *2020 Lower Capital Forecast range updated from $185 million to $195 million We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from COVID-19. Management reaffirms its five year capital expenditure guidance up to $1 billion. From 2018 through September 30, 2020, the Company has invested $626 million on new capital expenditures.

GAAP Earnings per Share Guidance Analyst Estimate CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range 2019 *Note: 2019 GAAP Diluted EPS ($3.96) – Diluted EPS from Continuing Operations ($3.72) 2021

Chesapeake Utilities Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value Executing on Our Strategy: Pursue new organic growth and seek development projects to serve new customers, provide new services and expand into new markets. Investing in pipeline systems that provide natural gas service to downstream customers such as LDCs, cooperatives, municipalities, industrial end-users and power plants. Pursue expansion projects that serve long-term commercial and industrial customers. Investing in propane opportunities to access new markets with significant growth potential. Pursuing new platforms for growth given our Marlin investment (CNG, LNG, RNG) Opportunities to operate more collaboratively and gain efficiencies Engagement strategies with employees to continually build our strategic infrastructure for sustainable growth. Investing in our talent with targeted development plans and training Engaging with communities where we work and live Pursue brand excellence through safety awards, top workplace, employee engagement and community service Strong Foundation for Growth: Track Record Energized Team Financial Discipline Platforms for Growth Financial Objectives in Support of Shareholder Value Investing $750 MM to $1 Billion in capital through 2022 Generate EPS CAGR of 7.75% to 9.50% through 2022; 2022 EPS of $4.70-$4.90 Target 11.0% Return on Equity or higher Sustain dividend growth supported by earnings growth Strong Balance Sheet

Commitment Growth Leadership Safety Sustainability Solutions Driven ByEnergy Strength Team Service Performance Community Value Appendix Financial Results

Financial Summary GAAP Income and Income from Continuing Operations 28

Key Business Factors: COVID–19 Impact Chesapeake Utilities is an “essential business” to our customers and communities. As such, our operational activities and construction projects continue; all the while, we are adhering to safety guidelines and social distancing. The Company’s pandemic response plan, which has included all employees who can to telework, and providing personal protective equipment (PPE) to those employees who have continued to operate in the field delivering our essential services, remains robust and in place. Operating Income Regulatory As the COVID-19 pandemic is ongoing, the Company to date has not established regulatory assets associated with the incremental expense impact, as currently authorized by the three PSCs (Delaware, Maryland and Florida) We are continuing to assess recoverability We No significant COVID-19 impact on our FERC Regulated interstate transmission line For the three and nine months ended September 30, 2020, respectively, the COVID-19 operating income impacts were $1.9 million and $6.7 million, respectively; including increased bad debt expense reserves associated with customer delayed payments increasing aged accounts receivables Year-to-date net income was reduced $1.9 million or $0.12 per share

Key Regulatory Initiatives Hurricane Michael Limited Proceeding In September 2020, the Florida Public Service Commission approved a settlement agreement regarding the final cost recovery and rates associated with Hurricane Michael. The settlement of the Hurricane Michael proceeding improved operating income by $2.9 million for the third quarter, including $1.9 million in operating income which was previously billed under interim rates and fully reserved during the first half of 2020. The settlement agreement allowed FPU to: (a) record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years (b) recover these storm costs through a surcharge for a total of $7.7 million annually (c) collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant The new base rates and storm surcharge were effective on November 1, 2020.

Key Drivers of Our Performance Third Quarter of 2020 Compared to Third Quarter of 2019 Gross Margin increased $8.2 million Margin contributions from Hurricane Michael proceeding $2.8 million Eastern Shore and Peninsula Pipeline service expansions $2.7 million Natural gas growth (excluding expansions)$0.8 million Florida GRIP $0.7 million Boulden and Elkton Gas acquisition contributions $0.7 million Increased demand for CNG Marlin Gas Services$0.6 million Operating expenses increased $4.7 million (57% of margin variance) Depreciation and amortization for Hurricane Michael settlement $1.8 million Depreciation and property tax related to capital investment$1.3 million Boulden and Elkton Gas operating expenses$0.9 million Facilities, maintenance and outside services costs$0.4 million Insurance expense related to higher market premiums $0.3 million Net Unusual items ($0.7 million) Hurricane Michael (net impact from Q1 and Q2 2020)$2.7 million Decreased customer consumption ($1.0 million) Unfavorable COVID-19 impacts ($1.0 million)